 [OBJECT OMITTED]

The Wall Street Fund, Inc.

Supplement dated July 24, 2000,

to Prospectus dated May 1, 2000

“Waivers for Certain Investors” of the Fund as listed on page 7 of the Prospectus is revised to add the following bullet point:

o	Any individual who is presently serving or who has served in the Armed Forces of the United States of America can purchase shares of the Fund without a sales charge. All individuals that qualify for this exemption must certify their dates of service with their completed shareholder account application.